                                                                    EXHIBIT 99.2

                           ANNUAL ISSUER'S CERTIFICATE
                        For Year Ended December 31, 2003

                           DAIMLERCHRYSLER AUTO TRUSTS

The undersigned, duly authorized representatives of DaimlerChrysler Services North America LLC ("DCS"), as Administrator of the DaimlerChrysler Auto Trusts listed on Exhibit 1 (the "Issuers"), pursuant to the Indentures listed on
Exhibit 1 (the "Agreements"), by and between the Indenture Trustees, and the Issuers listed on Exhibit 1, does hereby certify that:

     1.   DCS is, as of the date hereof, the Administrator of the Issuers.

     2. The undersigned are Officers of the Administrator and are duly authorized pursuant to the Agreements to execute and deliver this Certificate on behalf of the Issuer to the Indenture Trustee.

     3. A review of the activities of the Issuer during the calendar year ended December 31, 2003, and of their performance under the Agreements was conducted under our supervision.

     4. Based on such review, the Issuer has, to the best of our knowledge, complied in all material respects with all conditions and covenants under the Agreements and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 5 below.

     5. There were no defaults made by the Issuers in the performance of all conditions and covenants under the provisions of the Agreements during the year ended December 31, 2003.

Capitalized terms used but not defined herein are used as defined in the applicable Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 30th day of March, 2004.

/s/ Norbert J. Meder                         /s/ Mark L. Davis
-----------------------------                -----------------------------------
Norbert J. Meder                             Mark L. Davis
Vice President and                           Assistant Controller
Controller                                   Financial Reporting and Policy

                                                                       Exhibit 1

  ISSUER       INDENTURE DATED   INDENTURE TRUSTEE           OWNER TRUSTEE
-----------  ------------------  -----------------  ----------------------------------
DCAT 2000-A  February 1, 2000      Bank One, N.A.   Chase Manhattan Bank Delaware

DCAT 2000-B  May 1, 2000           Bank One, N.A.   Chase Manhattan Bank Delaware

DCAT 2000-C  September 1, 2000     Bank One, N.A.   Chase Manhattan Bank USA, National
                                                    Association

DCAT 2000-D  October 1, 2000       Bank One, N.A.   Chase Manhattan Bank USA, National
                                                    Association

DCAT 2000-E  December 1, 2000      Bank One, N.A.   Chase Manhattan Bank USA, National
                                                    Association

DCAT 2001-A  March 1, 2001         Bank One, N.A.   Chase Manhattan Bank USA, National
                                                    Association

DCAT 2001-B  June 1, 2001          Bank One, N.A.   Chase Manhattan Bank USA, National
                                                    Association

DCAT 2001-C  September 1, 2001     Citibank, N.A.   Chase Manhattan Bank USA, National
                                                    Association

DCAT 2001-D  November 1, 2001      Citibank, N.A.   Chase Manhattan Bank USA, National
                                                    Association

DCAT 2002-A  April 1, 2002         Bank One, N.A.   Chase Manhattan Bank USA, National
                                                    Association

DCAT 2002-B  July 1, 2002          Bank One, N.A.   Chase Manhattan Bank USA, National
                                                    Association

DCAT 2002-C  October 1, 2002       Citibank, N.A.   Chase Manhattan Bank USA, National
                                                    Association

DCAT 2003-A  August 1, 2003        Citibank, N.A.   Chase Manhattan Bank USA, National
                                                    Association

DCAT 2003-B  December 1, 2003      Deutsche Bank    Chase Manhattan Bank USA, National
                                                    Association